Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated July 1, 2010, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Managers AMG Systematic Mid Cap Value Fund’s (the “Fund” or “Systematic Mid Cap Value Fund”) investment objective is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest, at least $25,000 in the Managers Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 15 of the Fund’s prospectus and “Reductions and Waivers of Sales Charges” on page 39 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	[1]	1.00%	None

[1]

For purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class
Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.25%	2.00%	1.00%
Fee Waiver and Expense Reimbursements[2]	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.25%	2.00%	1.00%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

Managers Investment Group LLC (the “Investment Manager”) and Systematic Financial Management L.P. (“Systematic”) have contractually agreed, through July 1, 2011, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.24%, 1.99%, and 0.99% of the average daily net assets of the Class A, Class C, and Institutional Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. The contractual expense limitation can only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

MANAGERS AMG SYSTEMATIC MID CAP VALUE FUND SUMMARY PROSPECTUS

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through July 1, 2011. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$949	$1,222	$1,999
Class C	$303	$627	$1,078	$2,327
Institutional Class	$102	$318	$552	$1,225

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$203	$627	$1,078	$2,327

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 171% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The term “mid-capitalization companies” refers to companies with capitalizations that, at the time of purchase of securities of such companies, are within the range of capitalizations of companies in the Russell Midcap® Index (the ”Index”). As of December 31, 2009, the range of market capitalizations for the Index was $262.6 million to $15.5 billion. This range may fluctuate as market conditions change and during periods of increased market volatility. The Fund may retain a security if, after purchase of the security, the issuer’s capitalization falls out of the range.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting of approximately 60 to 80 common and preferred stocks of mid-capitalization companies, which will generally be listed on the New York Stock Exchange (the “NYSE”), the American Stock Exchange, or NASDAQ.

Systematic serves as Subadvisor to the Fund and applies fundamental and quantitative investment research techniques when deciding which stocks to buy or sell. Typically, Systematic:

•	Invests in companies with a combination of attractive valuations and a positive earnings catalyst.

•	Invests in companies from all sectors of the market, based on Systematic’s quantitative and fundamental research and analysis of various characteristics.

•

Seeks out value companies with a confirmed catalyst for sustained fundamental improvement that should eventually lead to either revised earnings estimates or earnings surprises in the future, in an attempt thereby to provide investors with investment results that are above the returns of the Fund’s benchmark, the Russell Midcap® Value Index (the “Index”), over the long term.

•	Deploys a disciplined investment process encompassing:

•	A quantitative screen, ranking the universe of potential companies based upon two criteria: valuation and Systematic’s proprietary earnings catalyst model.

•

Comprehensive fundamental research on each of approximately 150 purchase candidates identified through the quantitative screen in an effort to gauge investor expectations and to identify those companies with confirmed fundamental improvement.

•

Detailed financial statement analysis is performed on companies with confirmed fundamental improvement expectations to identify the source of improvement, its sustainability, and its likelihood of triggering upward revisions to earnings estimates in the future.

•

When making the final investment decision, ideally, Systematic seeks to invest in companies that trade at a discount to the Index, its peers in its economic sector or industry group, and at the lower end of its own historical valuation range.

2	Managers Investment Group

MANAGERS AMG SYSTEMATIC MID CAP VALUE FUND SUMMARY PROSPECTUS

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Foreign Securities Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Sector Risk—companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. To the extent the Index is exposed substantially to certain sectors of the market, such as the financial services sector, the Fund will also be subject to the risks of that sector or sectors.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/09 (Institutional Class)

Best Quarter: 17.49% (3rd Quarter 2009)

Worst Quarter: -25.05% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/09

Managers AMG Systematic Mid Cap Value Fund	1 Year	Since Inception
Class A		12/21/06
Return Before Taxes	25.63%	-3.92%
Class C		12/21/06
Return Before Taxes	31.36%	-2.71%
Institutional Class		12/21/06
Return Before Taxes	33.66%	-1.77%
Institutional Class		12/21/06
Return After Taxes on Distributions	33.52%	-2.02%
Institutional Class		12/21/06
Return After Taxes on Distributions and Sale of Fund Shares	22.06%	-1.59%
Russell Midcap® Value Index		12/21/06
(reflects no deduction for fees, expenses, or taxes)	34.21%	-6.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Class A and Class C shares will vary.

Managers Investment Group	3

MANAGERS AMG SYSTEMATIC MIDCAP VALUE FUND SUMMARY PROSPECTUS

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Systematic Financial Management, L.P. (“Systematic”)

Portfolio Managers

Ron Mushock

Partner of Systematic; Lead Portfolio Manager of the Fund since 12/06.

Kevin McCreesh

Managing Director and Chief Investment Officer of Systematic;

Portfolio Manager of the Fund since 12/06.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Class A and Class C

Regular Account: $2,000

Individual Retirement Account: $1,000

Institutional Class

Regular Account: $2,500,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Class A and Class C (all accounts): $100

Institutional Class (all accounts): $1,000

To Place Orders

Mail:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Special rules apply to investments through such tax-advantaged plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.